INVENTORIES	12 Months Ended
Dec. 31, 2024
INVENTORIES
INVENTORIES

12.    INVENTORIES

The Company’s inventories are consisted of the follows (RMB in thousands):

	As of December 31,
	2023	2024
	RMB	RMB
Raw materials	4,543,103	3,342,833
Work-in-progress	2,103,946	1,949,539
Finished goods	11,568,488	7,217,050
Total	18,215,537	12,509,422

Write-down of the carrying amount of inventory to its estimated net realizable value was RMB1,819 million, RMB2,859 million and RMB3,315 million for the years ended December 31, 2022, 2023 and 2024, respectively, and were recorded as cost of revenues in the consolidated statements of operations. Inventory write downs were mainly related to the inventories whose market value is lower than their carrying amount.

As of December 31, 2023 and 2024, inventories with net book value of RMB4,362 million and RMB2,600 million were pledged as collateral for the Group’s borrowings (Note 20).